CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent auditors, we hereby consent to the incorporation by reference in and inclusion of our reports dated June 10, 1998, included in this Form 10-K Annual Report, into the Company's previously filed Registration Statements:



                          Registration
            Form:           Number:                Relating to:
            -----           -------                ------------

             S-8            33-53024     Smithfield  Foods,  Inc.  401(k)
                                         Plan for Salaried Employees

             S-8            33-14219     1984 Stock Option Plan

             S-8           333-34553     1992 Stock Incentive Plan


                                          ARTHUR ANDERSEN LLP

Richmond, Virginia
July 29,  1998